                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT
                                    FORM 8-K



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 15, 1996
                                                         ----------------



                             Commerce Bancorp, Inc.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


     New Jersey                           0-12874               22-2433468
----------------------------           ------------         -------------------
(State or Other Jurisdiction           (Commission            (IRS Employer
   of Incorporation)                   File Number)         Identification No.)


Commerce Atrium, 1701 Route 70 East, Cherry Hill, New Jersey           08034
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's Telephone Number, including area code   (609) 751-9000
                                                    ----------------

                                 NOT APPLICABLE
          -----------------------------------------------------------
         (Former name or former address, if changed since last report).

Item 5 - Other Events

On October 15, 1996, Commerce Bancorp, Inc. ("CBI") entered into an Agreement and Plan of Reorganization and a related Agreement and Plan of Merger (collectively the "Merger Agreement") to acquire Independence Bancorp, Inc. ("IBI"), the holding company for Independence Bank of New Jersey, a $375 million, 8-branch bank headquartered in Ramsey, New Jersey. The acquisition is structured as a tax-free merger to be accounted for as a pooling-of-interests. Under the Merger Agreement, the shareholders of IBI will receive .935 shares of CBI Common Stock ("CBI Stock") for each of the outstanding shares of the common stock of IBI, resulting in the issuance of approximately 2,522,000 shares of CBI Stock. Also, in connection with the Merger Agreement, IBI granted CBI an option to acquire up to 19.9% of IBI's authorized but unissued shares of common stock at a price of $21.00 per share, subject to certain adjustments and certain circumstances. Consummation of the acquisition is subject to certain customary conditions, including shareholder and bank regulatory approvals.

The foregoing description of the Merger Agreement and the Stock Option Agreement are qualified in their entity by reference to the Merger Agreement and the Stock Option Agreement which are annexed as exhibits to this Form 8-K.

Item 7 - Exhibit

         (1) Press Release, dated October 14, 1996

         (2) Press Release, dated October 16, 1996

         (3) Agreement and Plan of Reorganization, dated October 15, 1996, by and between Commerce Bancorp, Inc. and Independence Bancorp, Inc.

         (4) Agreement and Plan of Merger, dated October 15, 1996, by and between Commerce Bancorp, Inc. and Independence Bancorp, Inc.

         (5) Stock Option Agreement, dated October 15, 1996, by and between Commerce Bancorp, Inc. and Independence Bancorp, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             COMMERCE BANCORP, INC.


Dated:   October 21, 1996                    By:    /s/ C. Edward Jordan, Jr.
                                                  ---------------------------
                                                  C. Edward Jordan, Jr.
                                                  Executive Vice President

                                  EXHIBIT INDEX


         (1) Press Release, dated October 14, 1996

         (2) Press Release, dated October 16, 1996

         (3) Agreement and Plan of Reorganization, dated October 15, 1996, by and between Commerce Bancorp, Inc. and Independence Bancorp, Inc.

         (4) Agreement and Plan of Merger, dated October 15, 1996, by and between Commerce Bancorp, Inc. and Independence Bancorp, Inc.

         (5) Stock Option Agreement, dated October 15, 1996, by and between Commerce Bancorp, Inc. and Independence Bancorp, Inc.